UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO.2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

July 8, 2010

California Gold Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-134549	83-483725
(Commission File Number)	(IRS Employer Identification No.)

4515 Ocean View Blvd., Suite 305, La Cañada, CA 91011

(Address of Principal Executive Offices)      (Zip Code)

(818) 542-6891

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A, Amendment No. 2, is being filed by California Gold Corp., formerly known as US Uranium, Inc. (the “Company” or the “Registrant”), solely to combine its Item 4.01 disclosures filed with the Securities and Exchange Commission (the “Commission”) on its Current Report on Form 8-K filed on July 9, 2010 and on its Amendment No 1 to Current Report on Form 8-K filed on March 3, 2011. No new or additional information has been added to this Amendment No. 2.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 8, 2010, the Board of Directors of the Registrant dismissed Davis Accounting Group, P.C. (the “Former Accountant” or “Davis”) as the Registrant’s independent registered public accountant, and the Board of Directors approved the engagement of MaloneBailey, LLP (the “New Accountant”) to serve as the Registrant’s independent registered public accountant for the Registrant’s fiscal year ending January 31, 2011. The New Accountant was engaged on July 8, 2010.

Davis had been our principal independent accountant from September 10, 2009 through our quarter ended April 30, 2010. The reports of Davis dated May 10, 2010 (except for Note 3 for which the date is June 11, 2010) on our financial statements for the periods from February 1, 2008 through January 31, 2010 and dated May 10, 2010 on our financial statements for the periods from February 1, 2007 through January 31, 2009 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that each of such reports included an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

During the period of the Former Accountant’s engagement and through the date of the Current Report on Form 8-K filed with the Commission on July 9, 2010, there were no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through the date of the Current Report on Form 8-K filed with the Commission on July 9, 2010, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the period of the Former Accountant’s engagement and through the date of the Current Report on Form 8-K filed with the Commission on July 9, 2010, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

●
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

●	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.  The requested letter was received from the former auditor and was filed with the Commission on July 9, 2010 with the Company’s Form 8-K, as Exhibit 16.1.

The following information was brought to the attention of the Company in a letter from the Commission to the Company dated February 28, 2011:

1.
The Utah accountancy licenses of Mr. Edwin Reese Davis, Jr and his firm, Davis, lapsed on September 30, 2008 and were formally revoked on November 4, 2010 by the Utah Division of Occupational & Professional Licensing;

2.
Davis was not duly licensed when it issued its audit opinion on the Company’s financial statements for the years ended January 31, 2010 and 2009 (filed with the Commission on July 1, 2010 on Form 10-K/A); and

3.	Accordingly, the Company’s financial statements for the years ended January 31, 2010 and 2009 are not considered by the Commission to be audited.

The Company requested Davis to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.  As of this date, the requested letter has not been received from Davis and will be filed with this Form 8-K as Exhibit 16.2, when and if received.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)    Exhibits

16.1
Letter from Davis Accounting Group, P.C., dated July 8, 2010 to the Securities and Exchange Commission regarding statements included in the Current Report on Form 8-K (incorporated by reference to Exhibit 16.1 to Current Report on Form 8-K, File No. 333-134549, filed on July 9, 2010).

16.2
Letter from Davis Accounting Group, P.C., dated March __, 2011 to the Securities and Exchange Commission regarding statements included in this Current Report Amendment No. 1, Form 8-K/A.  (To be filed upon receipt)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Gold Corp.

Date: March 4, 2011

/s/ James D. Davidson

Name: James D. Davidson
Title: Chief Executive Officer